Advantage Advisers,Inc.

The India Fund, Inc.

Annual Report

December 31, 2001

THE INDIA FUND, INC.

THE INDIA FUND, INC.

                                                               February 18, 2002

DEAR FUND SHAREHOLDER,

We are pleased to present you with the audited financial statements of The India Fund, Inc. (the "Fund") for the fiscal year ended December 31, 2001. In the following pages, the Fund's Investment Manager provides a detailed look at the Fund's sector allocations and investments, as well as the economic and market conditions in India for the recently closed year.

The Fund's net asset value (NAV) declined (25.8%) during the 12 months ended December 31, 2001, underperforming both its benchmark, the IFC Investable Index, which fell (17.9%) and the Dollex Index of 200 leading Indian stocks, which dropped (24.25%) during the period.

The period was fraught with one-of-a-kind events. Soon after February's budget announcement, reports of three separate scandals rocked investor sentiment. Then, like the rest of the world, India's market was shocked by the September 11 tragedy. Finally, on December 13, terrorists killed 14 people in the Indian Parliament, in an incident which led to a possible military engagement with Pakistan.

In addition to the tribulations, 2001 brought several noteworthy positive developments for the Fund. The Indian government moved forward with its privatization measures during the fourth quarter demonstrating the nation's commitment to the divestment process. Also, this year's monsoon season brought welcome relief to the agricultural sector which had suffered through two years of drought. This year's ample rainfall led, by extension, to growth in a number of sectors which are directly and indirectly related to agriculture.

The Investment Manager believes that the Indian market environment is poised to improve in the coming months. An improvement in the U.S. and global economies has the potential to boost the nation's economy and its equity markets. Also, the Investment Manager believes that further advances in the government's privatization process can directly result in faster

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THE INDIA FUND, INC.

economic growth. These catalysts have the potential to create exciting opportunities in Indian equities.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to call our toll-free number, (800) 421-4777.

Sincerely,

/s/ BRYAN McKIGNEY

Bryan McKigney
Director, President and Secretary

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                                                            THE INDIA FUND, INC.

Report of the Investment Manager

FOR THE YEAR ENDED DECEMBER 31, 2001

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OVERVIEW OF INDIA'S STOCK MARKET

It was a difficult year for the Indian equity market, as both global and domestic events created extremely challenging market conditions. Indeed, it was a tough year for almost all international equity markets but India was particularly disappointing, since so much of the damage during the year was, for the most part, related to the regulatory and political landscape and not to problems with corporate earnings or interest rates. For calendar year 2001, the Dollex Index of India's 200 leading companies declined (24.25%) while the IFC Index, the Fund's key benchmark, dropped (17.9%). The net asset value ("NAV") of The India Fund, Inc. (the "Fund") declined (25.8%) during the 12 months ended December 31, 2001.

The year began on a promising note. U.S. equity markets rallied in January 2001, boosted by the Fed's first round of interest rate cuts, and the Indian market (along with most other Asian markets) followed suit. In February, the government announced an impressive, investor-friendly 2001-2002 Budget, to which the market also responded positively.

Unfortunately, the next seven months were all downhill. In early March, a stock market scandal was uncovered involving more than 20 high profile brokers engaged in criminal manipulation of share prices. Although the stock market regulator, the Securities and Exchange Board of India (SEBI), responded quickly and effectively, the damage to market sentiment was extensive. Moreover, within weeks, a second scandal erupted when members of the Indian Defense Ministry were videotaped accepting bribes for agreeing to make certain purchases. As this was directly government-related, many investors initially felt the ruling Bhartiya Janata Party (BJP) could fall as a result of the scandal. Instead, quick action by the government - including the appointment of a commission to investigate the incident - saved the government from serious damage, although one party, the Trinamul Congress party, did withdraw from the ruling coalition.

On July 2, 2001, scandal broke out at the Unit Trust of India ("UTI"), the country's largest state-owned mutual fund. Several officials were arrested on charges of defrauding the US64 Fund of millions of dollars, which prompted the UTI temporarily to suspend redemptions from the US64 Fund for the rest of 2001. Although it had been suspected for some time that the NAV of US64 was overstated, the scandal was nevertheless a huge blow, rattling the confidence of India's retail investors.

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FUND UPDATES
The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance. The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's NAV is also published in Barron's on Saturdays and in The New York Times on Sundays. The Fund is listed on the New York Stock Exchange under the ticker symbol IFN.
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THE INDIA FUND, INC.

In the wake of these incidents, the Indian market drifted down gradually during the third quarter until the September 11 tragedy, which, in line with equity markets worldwide, caused the Indian market to plunge almost (20%), within 10 days. It was at this point, however, that the Indian equity market staged a remarkable comeback, rallying 32% from September 21 to December 10, 2001. Although much of this rally was attributable to the U.S. markets' equally stunning gains, we believe that a number of pro-reform government initiatives that were launched in the period helped as well. These initiatives included: 1) measures to improve stock market liquidity, and 2) a revival of the government's privatization program, both of which strongly helped market sentiment.

Finally, the year ended with more terrorist violence when on December 13, a group of heavily-armed men opened fire in the Indian parliament, killing 14 people. Although initially it appeared that India and Pakistan could come to military engagement over the incident, as of this writing, the tensions appear to be defusing. The market, which fell (8%) in the two weeks following the incident, had regained almost the entire loss by the time of this writing, suggesting, in our opinion, that investors may believe the situation will be normalized without full-scale hostilities erupting on both sides.

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POLITICS

Indian politics had an eventful year marked by scandals, revived reform efforts, and ending with a terrorist attack.

The year got off to a promising start, with the Finance Ministry announcing a 2001-2002 Budget that impressed the market with its focus on boosting foreign investment, accelerating privatization, and reducing the budget deficit. The positive impact on sentiment, however, was short-lived. Within weeks of the announcement, the market was hit with two separate scandals. The first involved criminal manipulation of the stock market which nearly lead to a payments crisis at the Calcutta Stock Exchange (CSE). The second was a bribery scandal involving several prominent figures of the Indian Defense Ministry, where several senior members of the ruling BJP party were videotaped receiving bribes for agreeing to make certain purchases. The second scandal was more serious in terms of its direct negative impact on the government. Swift action by the BJP - including several high-end resignations and the appointment of an investigative committee
- contained the damage, but nevertheless the repercussions lingered, as reflected in victories won by the ruling party's opposition in the states of Kerala and Assam in mid-May.

On July 2, 2001, another shock hit the Indian market when Unit Trust of India
(UTI), India's largest mutual fund, announced that it would freeze all sales/purchases for its largest fund, US64, until December 2001. UTI is a state-owned institution with assets of approximately US$10.7 billion as of September 30, 2001 and a domestic shareholder base of 40 million investors. Several UTI officials were immediately arrested on charges of defrauding the US64 fund. Since then, UTI has lifted its freeze for limited purchases (up to 3,000 units), and a staggered redemption schedule has been set up for 2002. In addition, there are signs that the government will cover any losses resulting from fraud or mismanagement. Despite its somewhat favorable resolution, in our opinion, the UTI incident was another black eye for the government, and that fund's financial future continues to be a concern, especially in terms of its potential negative impact on India's budget deficit.

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By the third quarter 2001, it appeared that the government's attention had been hopelessly diverted away from its asset divestment and reform program. Fortunately, this did not prove to be the case, as the government responded in the final quarter of the year with much needed, bold reform measures. First, in September, in a bid to increase stock market volumes, the government: (a) raised the foreign institutional investor ("FII") limit to match the existing foreign direct investment ("FDI") limits; (b) introduced margin trading; and (c) relaxed certain share buyback requirements for issuers. In November, the government also introduced a stock futures market in order to boost liquidity.

An extremely noteworthy event for investors was the government's return to its agenda for privatization, which occurred near the end of 2001. The government has achieved some measurable progress in this area having already successfully privatized two major entities. We believe that the re-emergence of the divestment program is perhaps the strongest sign yet that the government has moved past the scandals of the past 12 months, and is moving into 2002 with new momentum.

Unfortunately, a new source of tension arose near the end of the fourth quarter. On December 13, 2001, a heavily armed group opened fire in the Indian Parliament, killing 14 people. The Indian government claims it has solid evidence linking Pakistani-based terrorist groups with the attacks. India has severed transportation and diplomatic links with Pakistan while both countries have mobilized their armies. Alarmed, the international community, led by the United States, sought compliance from Pakistan and cool-headedness from India.

As this commentary goes to publication, the standoff between India and Pakistan continues, although it looks increasingly likely that the two countries will avoid a military engagement. Pakistan's military-led government has arrested the leaders of the two groups India blames for the attack (Lashkar-e-Taiba and Jaish-e-Muhammad) along with about a hundred of their followers and frozen their accounts. There is talk of a meeting between Indian and Pakistani officials, and neither country wants war. Although the crisis is far from over, we believe there will be a satisfactory ending to the current predicament, without any harm done to the economy or the stock market.

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ECONOMY

The Indian economy slowed significantly during calendar year 2001, dragged down by a very weak industrial sector. For the first nine months of 2001, that sector saw average growth of only 2.6% year-on-year. By contrast, India's industrial growth averaged 7.1% per annum from April 1995 through December 2000. As a result, India's GDP averaged 4.9% growth from April 1 through September 30, 2001 (the first half of its fiscal year), compared to 6.1% in the comparable period of 2000.

There were a number of reasons for India's weak economic performance in 2001, including: (a) declining investment, due at least partly to stalled government reform efforts; (b) weak global capital spending especially in the IT and software sectors; and (c) residual effects of poor monsoons in 1999 and 2000. Also disappointing was the government's inability to keep the fiscal deficit on track. At the end of November 2001, the Indian government had only managed to achieve 41% of its tax revenue target, putting it in severe jeopardy of missing its budgeted fiscal deficit target, 4.7% of Gross Domestic Product ("GDP"). For the fiscal year ending March 31, 2002, the deficit should close the year at approximately 5.6%-5.8% of GDP, according to current consensus estimates.

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THE INDIA FUND, INC.

Nevertheless, it was not all bad news for the Indian economy in 2001. First, after two consecutive years of disappointing rains, 2001's good monsoon season (which runs from May to September) was a very positive event for investors. The rains were not only timely, but approximately 30% above normal levels, with reasonable dispersion. Given that almost 30% of India's GDP and nearly two-thirds of its labor force are directly linked to agriculture, a good monsoon season impacts not only agricultural output, but even more importantly, rural incomes.

Although India is often viewed as a relatively insular economy because of its closed capital account and low ratio of exports-to-GDP (i.e., 10%), it is, in fact, not immune to global forces. Like the rest of Asia, the Indian economy also suffered from decelerating export growth during the year. From April through November 2001, India's exports rose only 0.5% year-on-year to US$28.85 billion compared to US$28.7 billion in the year-earlier period. Imports, by contrast, rose 1.2% to US$34.7 billion from US$34.3 billion in the year-earlier period. Assuming the global economy can recover next year, we do expect exports to stage a rebound. India has seen double-digit export growth over the past two years, and it has become an increasingly important "swing factor" in terms of the country achieving its targeted GDP growth. In addition, during 2001, the Indian economy saw many of the same underlying economic trends that pervaded the entire Asian region, including:

LOW INFLATION - Wholesale price inflation in India hovered near a two-decade low during 2001. Lower import duties, falling global commodity prices, huge stocks of food grains, and a lack of pricing power by manufacturers all contributed to lower inflation.

DECLINING INTEREST RATES - With a weakening economy and no threat of inflation, the Reserve Bank of India ("RBI") slashed interest rates to levels not seen in decades. The Cash Reserve Requirement ("CRR") ratio was reduced by a total of 250 basis points to 5.5% and the key interest rate at which RBI lends to banks was cut 150 basis points to 6.5%. As Indian banks have generally been quicker to drop deposit rates compared to lending rates, the net result has been positive for bank margins.

STABLE CURRENCY - The rupee remained relatively stable during the year, bolstered by positive FDI and portfolio inflows. The currency depreciated (3.3%) for the year, attributable mainly to two atypical events. The bulk of the depreciation occurred in September, in the wake of the World Trade Center tragedy and in the final two weeks of the year, in response to the terrorist attack in the Indian Parliament.

FALLING OIL PRICES - As an oil importing country, India benefited from 2001's low oil prices. At times, oil was trading as much as 40% lower than the high prices it had reached earlier in the year. It is estimated that every $1-per-barrel drop in crude oil reduces India's import bill by $365 million.

Looking ahead to 2002, we see no reason to think that these positive trends - namely, low inflation, low interest rates, stable currency, and low oil prices - should not continue, at least in the short-term. Given this reasonably positive backdrop, we believe a revival in economic growth in 2002 will result from two likely catalysts: (a) a potential recovery in the U.S. and global economies which, in our opinion, could happen by mid-year and (b) the Indian government's anticipated return to its deregulation and asset privatization schedule.

In our opinion, the Indian government's deregulation and asset privatization efforts in 2002 will be the key issue for investors. As already highlighted, efforts were hindered in 2001 when various scandals diverted the government's attention. We believe, however, that recent events give reason for

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                                                            THE INDIA FUND, INC.

optimism going forward. The government announced in October 2001 its plans to divest 13 state-owned companies by the end of the fiscal year ending, March 31, 2002. Encouragingly, already two of the 13 companies that were slated have been sold: software services company CMC and Hindustan Teleprinters Ltd. ("HTL"). Although the sales are not a major windfall for the treasury - approximately US$2.5 billion in proceeds are expected - we believe that the government hopes to use its achievements with these divestments to regain credibility with foreign investors. Thus, in our opinion, disinvestment appears to be back on the agenda for the Indian government.

Investors are also monitoring the deregulation progress in the oil sector. Under the current schedule, privatization is anticipated to be completed by April 2002, so investors are keeping a careful eye on the process, to make sure it remains on track.

We remain cautiously optimistic, noting that if the current full divestment scheme unfolds on course, we believe it could help kick-start investment demand, providing an excellent start for the first quarter of 2002. In addition to reviving its disinvestments scheme, the government has announced that it is also launching its tenth five-year plan in 2002, which will emphasize increased spending on infrastructure development. As reported, the plan will also attempt to raise the tax-to-GDP ratio (currently lower than 10%) through expansion of the tax base.

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PERFORMANCE

The Fund declined (25.8%) during the 12 months ended December 31, 2001 underperforming both the Dollex Index of India's 200 leading stocks, which dropped (24.25%) during the period, and the IFC Investable, the Fund's benchmark, which fell (17.9%) during the same time period.

During 2001, information provider Standard & Poor's (S&P) purchased the IFC Investable and IFC Global indices and made significant changes to them. In particular, S&P increased the Information Technology (IT) weighting in the IFC Investable by 5.8% on November 1, 2001, at the beginning of a six-week rally in Indian IT shares. The result was a significant performance disparity between the two indices, which historically have tracked each other quite closely.

Until August 1, 2001, the Fund was restricted from investing in almost any bank stock. This legal restriction was imposed on the Fund because of the affiliation between its then country adviser in India and the Indian government. This restriction did prove costly in the first half of 2001, when the banking sector sharply outperformed the IFC Investable Index (the Fund's benchmark). As of August 1, 2001, the restriction had no longer applied, since the Fund terminated its agreement with the country adviser.

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PORTFOLIO STRATEGY

During 2001, the Fund sold several of its smaller-capitalization holdings in the computer software & programming sector and the pharmaceuticals sector, consolidating its holdings into the highest-quality names. The Fund also pared down its telecommunications exposure, while increasing its weighting in selected consumer non-durables and motor vehicles shares, which registered positive earnings surprises during the year.

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The Fund also actively increased its weighting in the petroleum-related sector, mainly the oil refining industry, which can benefit dramatically from the price deregulation which is scheduled for April 2002. As already highlighted, the Fund was restricted from purchasing bank stocks before August 2001. With the restriction lifted, the Fund spent the last five months of 2001 selectively building positions in bank stocks, which are believed to be very attractively valued relative to their growth prospects.

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

KEY SECTOR HOLDINGS
                                           PERCENT OF NET ASSETS
SECTOR                                    AS OF DECEMBER 31, 2001      TOP HOLDINGS
--------------------------------          ----------------------       ------------------------------
Computer Software & Programming                    20.0%               Infosys Technologies,
                                                                         Satyam Computers

Consumer Non-Durables                              15.3%               Hindustan Lever, ITC

Pharmaceuticals                                    14.2%               Ranbaxy Laboratories,
                                                                         Dr. Reddy's Laboratories

Petroleum Related                                  12.6%               Reliance Industries

Vehicles                                            7.2%               Hero Honda Motors

Telecommunications &
   Telecommunications Equipment                     5.7%               Mahanagar Telephone Nigam

Finance                                             3.9%               State Bank of India

COMPUTER SOFTWARE & PROGRAMMING

Computer software & programming remains the highest-weighted sector in the Fund. Indian IT companies continued to report solid earnings results in 2001, although stock prices suffered from valuation contraction pressure as nervous investors worried that future growth prospects were overly optimistic. By the end of 2001, however, it appeared that the pessimists were overstating their case. Put simply, we believe that the Indian software outsourcing trend remains intact and that the highest-quality Indian companies (i.e., Infosys, Satyam) are able to avoid margin pressure by moving up to higher value-added services.

Moreover, based on surveys conducted by government and other non-governmental organizations, we believe that the demand outlook for Indian IT in 2002 looks reasonably healthy. Since November 2001, the pace of activity has picked up noticeably. Many foreign companies have announced that they will either: (a) maintain 2001's level of work flow to Indian companies in the coming year; (b) increase the workflow in 2002; or in several cases, (c) start using Indian IT outsourcers for the first time. For the sector overall, most analysts are forecasting 25%-30% top-line growth for 2002, in line with 2001 growth.

INFOSYS TECHNOLOGIES LTD., the Fund's largest holding, reported a 31% increase in net profit for its second fiscal quarter ended September 30, 2001, to 2.01 billion rupees (Rs) from Rs 1.54 billion in the comparable year-earlier period. The company's resilience has surprised many investors, as management has reportedly been able to sign up new clients in Asia and Europe to offset the slowing pace of orders from the U.S. In addition, despite industry pricing pressure, the company's margins

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as reported have maintained relatively high levels, reflecting what we believe to be excellent cost control and an improving product/services mix.

SATYAM COMPUTER SERVICES also announced an impressive second fiscal quarter (three months ended September 30, 2001); net profit doubled to Rs 1.34 billion from Rs 669.4 million. Satyam's earnings rose on the back of sharply increased orders to implement software that helps businesses manage their inventory, customer relations, accounting, and purchasing. Although Satyam has not been as effective as Infosys in controlling its costs, the company's reported sales growth has consistently exceeded most analysts' expectations.

CONSUMER NON-DURABLES

For Indian consumer non-durables companies, 2001 was marked by modest revenue growth, largely a result of two consecutive years of drought conditions, which negatively impacted rural incomes. The highest-quality companies, HINDUSTAN LEVER and ITC LTD., were able to offset this difficulty with margin expansion, by improving product mix and reducing costs. Moreover, following 2001's strong growth in agriculture, we expect an improvement in sales volume momentum for consumer non-durables.

HINDUSTAN LEVER, India's biggest consumer products company, sells through one million shops in the country, with at least half of its line of soaps and detergents sold in most of the country's 580,000 villages. Sales growth slowed over the past two years while rural incomes were negatively impacted by drought conditions in 1999 and 2000. This situation has caused the company to shift its focus temporarily to margin expansion. Specifically, the company reportedly is focusing on its top 30 brands of soap, detergent, and food products, either disposing of or de-emphasizing the less popular names. During 2001, the strategy was successful as earnings reported for the third fiscal quarter ended September 30, 2001 rose 20.5% to Rs 3.99 billion from Rs 3.31 billion in the year-earlier period.

ITC LTD., India's biggest cigarette maker (which is 32% owned by British American Tobacco, Ltd.) was hit by a 15% hike in excise duty in the February 2001 budget. The company passed the increase on to consumers. In a bid to protect margins, the company reportedly spent 2001 focused on selling more of its premium brands such as India Kings and Gold Flake, with reasonable success. For its second fiscal quarter ended September 30, 2001, reported net profit rose 29% to Rs 3.34 billion from Rs 2.59 billion in the year-earlier period. The company also reported deriving about 20% of its income from non-tobacco businesses, including hotels, sportswear, and greeting cards.

PHARMACEUTICALS

The relative weighting in the pharmaceutical sector continues to climb, and now stands at about 14.2% of the Fund. Indian pharmaceutical companies spent 2001 continuing to raise their international profile. We believe the next few years will be very exciting, as a number of major patents in the U.S. are set to expire through 2005. In addition, industry leaders such as DR. REDDY'S LABORATORIES and RANBAXY LABORATORIES are increasing their own original research and development (R&D) efforts, in an effort to build up a steady pipeline of marketable pharmaceutical products. As with Computer Software & Programming, we believe Pharmaceuticals is an industry where India holds key competitive advantages, most notably, a large, low-cost pool of talented scientists and a huge domestic market.

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DR. REDDY'S LABORATORIES had an exciting year in 2001, achieving two separate milestones. It was the first Asian pharmaceutical company to list an American Depositary Receipt ("ADR") in the U.S., and the first Asian pharmaceutical company to be awarded a certificate which authorizes it to produce generic versions of certain drugs. In its most recent earnings release, the company's second-quarter earnings reported for the fiscal year ended March 31, 2001 quadrupled to Rs 1.4 billion, from Rs 295 million in the year-earlier period, driven largely by the sales of fluoxetine, the main ingredient used in Prozac.

RANBAXY LABORATORIES, India's largest pharmaceutical company by sales, is ranked as one of the top dozen generic drugmakers in the world, according to its website. The company has been successfully reducing its dependence on investments and other passive income to focus on its core drugs business. In its most recent earnings release, Ranbaxy Labs announced that profit for its third quarter, ended September 30, 2001, rose 68% to Rs 891 million from Rs 531 million in the year-earlier period. (Unlike most Indian companies that have a March fiscal year-end, Ranbaxy's fiscal year-end is December.)

PETROLEUM RELATED

By year-end, approximately 12.6% of the Fund's holdings were in the petroleum-related sector. The sector has been in the process of gradual deregulation over the past few years, and 2002 is expected to mark another watershed. Recently, both the petroleum ministry and finance ministry reaffirmed their commitments to dismantle the adjusted pricing mechanism ("APM"), allowing for free market pricing of motor spirits, diesel, kerosene, and LPG by April 2002. In addition, the government is aggressively moving to privatize IBP, a petroleum products marketing/distribution company reportedly by the end of the first quarter 2002. Both of these measures, in our opinion, should lead to exciting opportunities for India's leading oil refiners, including Bharat Petroleum ("BPCL"), Hindustan Petroleum ("HPCL"), and Reliance Petroleum ("RPL").

RELIANCE INDUSTRIES is India's biggest manufacturer of petrochemicals. In its most recent earnings announcement, the company reported that its second-quarter net profit for the fiscal year ending March 31, 2002 rose 6.4% to Rs 7.0 billion from Rs 6.6 billion in the year-earlier period. Although reported sales actually declined (7%) year-over-year in the period to Rs 62.3 billion (from Rs 67.0 billion), the company managed to grow earnings by aggressively reducing costs. The company's reported total expenses plunged (29%) year-over-year to Rs 49.0 billion, while its reported interest cost dropped (23%) year-over-year, because the company prepaid its debt.

VEHICLES

The Fund maintains a moderate weighting relative to the benchmark in motor vehicles, primarily represented by HERO HONDA, India's largest manufacturer of motorcycles of which Japan's Honda Motor Company holds a 26% stake. In its most recent earnings release, the company announced that its third-quarter net profit for fiscal year ending March 31, 2002 rose 90% to Rs 1.3 billion, up from Rs 700 million in the year-earlier period. The company's reported operating margin rose to 14.5% from 13%, as management was able to increase local content and improve operational efficiency. For the remainder of the fiscal year ending March 31, 2002, the company increased its full-year sales forecast to 1.4 million vehicles, from its initial forecast of only 1.25 million.

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TELECOMMUNICATIONS/TELECOMMUNICATIONS EQUIPMENT

By year-end, approximately 5.7% of the Fund consisted of telecommunications and telecommunications equipment companies. Over the past two years, the Indian government has pushed through a controlled, yet substantive liberalization of the telecommunications industry. The new regulations have fueled industry-wide mergers and acquisitions and spawned entirely new companies. Looking ahead to 2002, we expect to see increased competition in almost every sphere: cellular, domestic long distance, and international long distance. The result is likely to be even more consolidation, steadily declining tariffs, and an increase in capital raisings. At this juncture, the main difficulty for an equity investor is finding exposure to these dynamic opportunities, since most of the new industry players remain unlisted.

MAHANAGAR TELEPHONE NIGAM (MTNL), India's second-largest phone company, reported in its most recent earnings result that net profit for the fiscal third quarter ended September 30, 2001 declined (14.5%) to Rs 3.8 billion from Rs 4.5 billion in the year-earlier period. Investors continue to expect that the government will reduce its 56% stake in MTNL, by bringing in a strategic investor and possibly through an employee shareholder scheme. The company's state-owned status continues to present challenges, both in terms of reducing its work force and expanding into new competitive areas.

FINANCE

The Fund's weighting in the finance sector increased from almost nothing in the first half of 2001 - a result of restrictions prohibiting the purchase of most bank shares - to nearly 4% of total holdings by year-end. In the non-Japan Asian region, we believe only South Korean bank shares rival Indian banks in terms of offering the favorable combination of: (a) strong growth in loans, especially in consumer finance; (b) asset restructuring potential; and (c) extremely attractive valuations. Industry consolidation and rationalization also remain a key theme as state-owned banks realize they must strengthen their operations to compete with the "private banks" which were launched in the mid-1990s.

STATE BANK OF INDIA ("SBI"), the country's largest bank, is also the Fund's largest holding in the finance sector. In its most recent earnings announcement, SBI reported that for the second quarter of the fiscal year ending March 31, 2002, net profit rose 6% to Rs 6.4 billion from Rs 6.07 billion in the year-earlier period. This result, however, masks the fact that its reported core operating profit surged 25% year-over-year to Rs 14.4 billion from Rs 11.5 billion in the year-earlier period. As reported, SBI continues to move aggressively to reduce its cost structure, invest in information technology
(IT), and improve its asset quality. The bank's reported cost-to-income ratio has dropped to 54%, compared to 60% in the previous year.

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OUTLOOK

As this report goes to press, the aftermath of the December 13 suicide attack on India's Parliament continues to unfold. New Delhi has restricted economic and diplomatic ties with Pakistan, and is demanding that Islamabad crack down on militant groups Lashkar-e-Taiba and Jaish-e-Muhammad, on which India blames the attack. Pakistan's President Musharraf has responded to some of India's demands, by arresting hundreds of anti-India militants. New Delhi, however, is insisting that

THE INDIA FUND, INC.

Pakistan must go further, demanding the extradition of the two groups' leaders. Meanwhile, despite intense international diplomatic pressure, both countries have amassed troops and weapons along their 1,800-mile border, and ammunition rounds are being exchanged almost daily.

In our opinion, we do not expect the two countries to go to war, a point that the market seems to agree on. By January, the equity markets had actually recovered to their pre-attack levels. Given the mutual distrust between the two sides, however, the situation is by no means risk-free. Although we expect a satisfactory conclusion with no hostilities erupting, nevertheless, it will be a big relief to the entire world when the current crisis is defused.

Despite the current crisis with Pakistan, we find plenty of reasons to be bullish on Indian stocks in 2002, the most important point being the Indian government's recent revival of its reform measures. We believe this positive momentum can be carried forward into 2002. In addition, the market is fundamentally attractive: FactSet, an online financial information provider, forecasts a consensus earnings growth of 58% for calendar 2002, putting the market on a fiscal year-end March 31, 2002 price-earnings ratio ("PER") of 12x and a fiscal year-end March 31, 2003 PER of 10.7x. Additionally, a recovery in the U.S. economy during the second half of 2002 would be extremely positive for India. Domestically, GDP growth appears to be accelerating after disappointing growth in the fiscal year ended March 31, 2001. It looks increasingly clear that the beneficial effects of last year's excellent monsoon season are spilling over into the broader economy. Since November, data for the broader economy appears to be pointing toward increased activity in the agricultural, industrial, and services sectors.

As 2001 revealed, sources of risk in the Indian marketplace can be quite unpredictable, and are therefore impossible to anticipate or to quantify. One could argue that the potential for crippling scandals exists in any market at any time. On the other hand, India has a history of higher-than-average volatility. Yet, investors may see a silver lining in last year's UTI and Defense Ministry scandals, if their resolution can pave the way to positive reform. For example, it had been speculated for years in India that the NAV of US64 was unfounded, and that UTI was actually becoming heavily indebted trying to keep up the pretense. Now, however, the scandal has led to a positive resolution of that problem.

Overall, however, the Indian equity market remains a "restructuring story," whose long-term potential centers on the country's ability to correct the imbalances brought on by its socialist mindset of the past. Simply put, this involves reducing the government's direct role in the economy, and replacing it with intelligent regulation whether it is in the banking, power, agricultural, or other industrial sectors. We continue to believe that the combination of attractive valuations, huge domestic market, a qualified and hard-working population, and massive potential for positive structural changes makes India stand out as one of the most exciting Asian equity markets for investors over both the short- and long-term.

Punita Kumar-Sinha

/s/ PUNITA KUMAR-SINHA

Portfolio Manager
Advantage Advisers, Inc.

                                                            THE INDIA FUND, INC.
--------------------------------------------------------------------------------
SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund previously authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund's common stock. The Fund's Board directed management to repurchase the Fund's shares at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund's Board of Directors. Supplementally, in February 2001, the Board of Directors authorized the Fund to repurchase up to an additional 1,000,000 shares of the Fund's common stock, bringing to 4,000,000 the aggregate number of shares authorized for repurchase.

During the year ended December 31, 2001, the Fund repurchased a total of 480,000 shares of its common stock. (For details regarding shares repurchased by the Fund, see Note E to the financial statements.)

In accordance with the Board's directions, the Fund may from time to time repurchase additional shares of its common stock in the open market.
--------------------------------------------------------------------------------

THE INDIA FUND, INC.

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2001

INDIA (100% OF HOLDINGS)

COMMON STOCKS (99.88% of holdings)


NUMBER                                                    PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS         COST                VALUE
--------------------------------------------------------------------------------------------------------
                  CEMENT                                     3.21%
  1,927,698       Associated Cement Companies Ltd ................      $  5,136,753        $  6,068,531
    734,744       Gujarat Ambuja Cements Ltd .....................         3,065,235           2,894,331
  1,513,400       India Cements Ltd ..............................         2,220,100           1,202,058
     15,762       Madras Cements Ltd .............................         1,748,155           1,408,741
     47,840       Panyam Cements and Mineral Industries Ltd+ .....           481,082              72,226
    189,430       Shree Cement Ltd ...............................           340,862             178,155
                                                                        ------------        ------------
                                                                          12,992,187          11,824,042
                                                                        ------------        ------------
                  CHEMICALS                                  0.05%
         50       Atul Ltd .......................................                93                  16
    496,800       BOC Ltd+ .......................................           658,373             192,147
                                                                        ------------        ------------
                                                                             658,466             192,163
                                                                        ------------        ------------
                  COMPUTER HARDWARE                          0.94%
    332,701       Digital Globalsoft Ltd .........................         3,028,898           3,451,894
                                                                        ------------        ------------
                                                                           3,028,898           3,451,894
                                                                        ------------        ------------
                  COMPUTER SOFTWARE & PROGRAMMING           19.91%
        500       DSQ Software Ltd ...............................             3,380                 585
    375,230       HCL Technologies Ltd ...........................         1,523,100           2,134,500
    559,442       Infosys Technologies Ltd .......................         2,578,877          47,261,363
  4,909,279       Satyam Computer Services Ltd ...................         1,754,730          24,057,707
      1,300       Silverline Technologies Ltd ....................             4,371               1,754
                                                                        ------------        ------------
                                                                           5,864,458          73,455,909
                                                                        ------------        ------------
                  COMPUTER TRAINING                          1.10%
    869,040       NIIT Ltd .......................................         5,324,673           4,042,424
        937       SSI Ltd ........................................            11,267               3,942
                                                                        ------------        ------------
                                                                           5,335,940           4,046,366
                                                                        ------------        ------------
                  CONSUMER MISCELLANEOUS                     1.25%
    849,088       Bata India Ltd .................................         3,914,352             622,465
  1,719,600       Zee Telefilms Ltd ..............................        10,606,920           3,981,612
                                                                        ------------        ------------
                                                                          14,521,272           4,604,077
                                                                        ------------        ------------

14

                                                            THE INDIA FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)                            DECEMBER 31, 2001

COMMON STOCKS (continued)

NUMBER                                                    PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS         COST                VALUE
--------------------------------------------------------------------------------------------------------
                  CONSUMER NON-DURABLES                     15.17%
    179,567       Godfrey Philips India Ltd ......................      $  3,109,433        $  1,517,121
  7,743,956       Hindustan Lever Ltd ............................        25,724,524          35,917,374
  1,320,851       ITC Ltd ........................................        22,566,684          18,539,029
                                                                        ------------        ------------
                                                                          51,400,641          55,973,524
                                                                        ------------        ------------
                  DIVERSIFIED INDUSTRIES                     3.24%
    664,502       Grasim Industries Ltd ..........................         5,605,907           3,784,161
        175       HMG Industries Ltd+* ...........................               359                   3
      1,744       Indian Rayon and Industries Ltd ................             6,451               2,628
  1,891,831       Larsen & Toubro Ltd ............................        12,305,748           7,509,259
     57,900       Larsen & Toubro Ltd GDR ........................           473,464             434,250
     79,000       Sterlite Industries (India) Ltd ................           261,112             206,265
                                                                        ------------        ------------
                                                                          18,653,041          11,936,566
                                                                        ------------        ------------
                  ELECTRICITY                                0.00%
         54       CESC Ltd+ ......................................               342                  13
        150       Tata Power Company Ltd .........................               797                 372
                                                                        ------------        ------------
                                                                               1,139                 385
                                                                        ------------        ------------
                  ELECTRONICS & ELECTRICAL EQUIPMENT         2.26%
    477,633       Alstom Power India Ltd+ ........................         1,167,587             378,382
  2,726,252       Bharat Heavy Electricals Ltd ...................        10,763,921           7,949,213
         49       Siemens India Ltd ..............................             1,083                 191
                                                                        ------------        ------------
                                                                          11,932,591           8,327,786
                                                                        ------------        ------------
                  ENGINEERING                                0.53%
    458,026       Asea Brown Boveri Ltd ..........................         5,343,518           1,937,729
          2       Lakshmi Machine Works Ltd ......................               394                  30
                                                                        ------------        ------------
                                                                           5,343,912           1,937,759
                                                                        ------------        ------------
                  EXTRACTIVE INDUSTRIES                      2.71%
    416,255       Hindalco Industries Ltd ........................         7,353,100           5,523,018
  3,911,230       Hindustan Zinc Ltd .............................         2,220,892           1,614,133
        100       Indian Aluminium Company Ltd ...................               572                 168
  2,773,050       National Aluminium Company Ltd .................         3,515,181           2,846,660
        600       Sesa Goa Ltd ...................................             4,568                 624
                                                                        ------------        ------------
                                                                          13,094,313           9,984,603
                                                                        ------------        ------------

                                                                              15

THE INDIA FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)                            DECEMBER 31, 2001

COMMON STOCKS (continued)


NUMBER                                                    PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS         COST                VALUE
--------------------------------------------------------------------------------------------------------
                  FERTILIZERS                                0.00%
      7,700       Chambal Fertilizers and Chemicals Ltd ..........      $      5,977        $      1,717
      1,750       Nagarjuna Fertilizers and Chemicals Ltd+ .......             1,911                 170
         50       Southern Petrochemical Industries Corporation Ltd               43                   7
                                                                        ------------        ------------
                                                                               7,931               1,894
                                                                        ------------        ------------
                  FINANCE                                    3.87%
    419,100       Bank of Baroda .................................           315,978             359,390
    305,675       Corporation Bank ...............................           842,225             867,516
    411,900       HDFC Bank Ltd ..................................         2,032,006           1,919,410
     26,100       HDFC Bank Ltd ADR+ .............................           367,443             379,755
    310,585       Housing Development Finance Corporation Ltd++ ..         4,418,840           4,270,705
  1,221,650       ICICI Ltd++ ....................................         1,319,335           1,113,470
      2,300       Oriental Bank of Commerce ......................             2,099               1,583
  1,416,975       State Bank of India ............................         5,786,141           5,364,346
                                                                        ------------        ------------
                                                                          15,084,067          14,276,175
                                                                        ------------        ------------
                  FOOD                                       2.54%
    114,805       Britannia Industries Ltd .......................         1,538,406           1,466,847
    114,256       Cadbury India Ltd ..............................         1,306,314           1,148,839
    361,088       Nestle India Ltd ...............................         3,957,184           3,863,986
    250,000       Rahul Dairy and Allied Products+* ..............            79,643               6,481
    280,950       Tata Tea Ltd ...................................         1,040,682             983,791
    553,300       United Breweries Ltd ...........................         3,044,238           1,889,849
                                                                        ------------        ------------
                                                                          10,966,467           9,359,793
                                                                        ------------        ------------
                  HOTELS & LEISURE                           0.00%
        121       Indian Hotels Company Ltd ......................             1,976                 390
                                                                        ------------        ------------
                                                                               1,976                 390
                                                                        ------------        ------------
                  HOUSEHOLD APPLIANCES                       0.00%
        100       IFB Industries Ltd+ ............................                97                   3
        500       Phil Corporation Ltd ...........................             1,366                  95
        200       Samtel Color Ltd ...............................               395                 107
        450       Videocon Appliances Ltd ........................             2,629                  62
        519       Videocon International Ltd .....................               951                 238
        250       Voltas Ltd .....................................               507                 249
                                                                        ------------        ------------
                                                                               5,945                 754
                                                                        ------------        ------------

16

                                                            THE INDIA FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)                            DECEMBER 31, 2001

COMMON STOCKS (continued)

NUMBER                                                    PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS         COST                VALUE
--------------------------------------------------------------------------------------------------------
                  MEDIA                                      0.72%
     76,700       Balaji Telefilms Ltd ...........................      $    489,975        $    476,790
    255,500       Mukta Arts Ltd+ ................................           886,952             378,587
  1,061,100       Pentamedia Graphics Ltd ........................         3,826,241           1,336,828
    550,000       Pritish Nandy Communications Ltd ...............         2,152,749             436,282
    250,000       Vans Information Ltd+ ..........................           573,395              31,107
                                                                        ------------        ------------
                                                                           7,929,312           2,659,594
                                                                        ------------        ------------
                  PACKAGING                                  0.00%
     16,669       Flex Industries Ltd+ ...........................            17,410               3,543
        500       Universal Prime Aluminium+* ....................               788                  26
                                                                        ------------        ------------
                                                                              18,198               3,569
                                                                        ------------        ------------
                  PETROLEUM RELATED                         12.57%
    562,353       Bharat Petroleum Corporation Ltd ...............         2,002,278           2,204,162
      2,700       Chennai Petroleum Corporation Ltd ..............             3,200               1,142
    433,360       Gas Authority of India Ltd .....................           445,753             566,190
  2,566,778       Hindustan Petroleum Corporation Ltd ............        17,353,918           7,430,987
        820       Indian Petrochemicals Corporation Ltd ..........             1,740                 894
  5,712,787       Reliance Industries Ltd ........................        27,463,519          36,152,156
                                                                        ------------        ------------
                                                                          47,270,408          46,355,531
                                                                        ------------        ------------
                  PHARMACEUTICALS                           14.23%
    246,101       Aventis Pharma Ltd .............................         2,448,421           2,121,868
    456,237       Cipla Ltd ......................................         4,008,053          10,770,107
  1,730,796       Dabur India Ltd ................................         1,450,828           2,437,185
    808,380       Dr. Reddy's Laboratories Ltd ...................         3,894,512          15,481,097
      7,000       Dr. Reddy's Laboratories Ltd ADR ...............           150,918             132,650
     14,813       E. Merck (India) Ltd ...........................            73,803              84,802
     48,951       Glaxosmithkline Pharmaceuticals Ltd ............           398,546             291,757
      1,600       IPCA Laboratories Ltd ..........................             4,950               2,688
    573,500       Morepen Laboratories Ltd .......................         1,686,448             741,554
        200       Orchid Chemicals and Pharmaceuticals Ltd .......               677                 290
         50       Parke-Davis (India) Ltd ........................               506                 156
  1,114,196       Ranbaxy Laboratories Ltd .......................        12,120,753          15,951,580

                                                                              17


THE INDIA FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)                            DECEMBER 31, 2001

COMMON STOCKS (continued)

NUMBER                                                    PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS         COST                VALUE
--------------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS (CONTINUED)
        276       Rhone-Poulenc (India) Ltd ......................      $      5,131        $      2,012
    335,300       Sun Pharmaceutical Industries Ltd ..............           973,047           3,985,077
     65,769       Syngenta India Ltd .............................           129,803              81,973
    147,683       Torrent Pharmaceuticals Ltd ....................         1,365,097             419,589
                                                                        ------------        ------------
                                                                          28,711,493          52,504,385
                                                                        ------------        ------------
                  STEEL                                      1.84%
      6,010       Essar Steel Ltd+ ...............................            23,144                 387
  3,758,116       Tata Iron and Steel Company Ltd ................        14,097,627           6,796,095
                                                                        ------------        ------------
                                                                          14,120,771           6,796,482
                                                                        ------------        ------------
                  STEEL PRODUCTS                             0.24%
    487,650       Bharat Forge Ltd ...............................         1,568,409             870,226
                                                                        ------------        ------------
                                                                           1,568,409             870,226
                                                                        ------------        ------------
                  TELECOMMUNICATIONS                         4.40%
  1,718,174       Hughes Tele.com Ltd+ ...........................           444,835             281,493
  3,453,200       Mahanagar Telephone Nigam Ltd ..................        18,273,236           9,069,842
  1,141,640       Videsh Sanchar Nigam Ltd .......................         8,053,881           4,883,103
    221,106       Videsh Sanchar Nigam Ltd ADR ...................         4,281,753           2,012,065
                                                                        ------------        ------------
                                                                          31,053,705          16,246,503
                                                                        ------------        ------------
                  TELECOMMUNICATIONS EQUIPMENT               1.22%
        300       Bhagyanagar Metals Ltd .........................               724                 286
    968,180       Himachal Futuristic Communications Ltd .........         5,406,908           1,762,883
  1,358,600       Shyam Telecom Ltd ..............................         8,955,126           1,448,197
    386,518       Sterlite Optical Technologies Ltd ..............         1,782,093           1,291,733
                                                                        ------------        ------------
                                                                          16,144,851           4,503,099
                                                                        ------------        ------------
                  TEXTILES - COTTON                          0.08%
         36       Arvind Mills Ltd+ ..............................               133                   7
        100       H.P. Cotton Textile Mills Ltd+ .................               233                   4
    500,000       Pantaloon Fashions (India)+ ....................           495,392             313,666
                                                                        ------------        ------------
                                                                             495,758             313,677
                                                                        ------------        ------------

18


                                                            THE INDIA FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)                            DECEMBER 31, 2001

COMMON STOCKS (concluded)

NUMBER                                                    PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS         COST                VALUE
--------------------------------------------------------------------------------------------------------
                  TEXTILES - SYNTHETIC                       0.00%
        300       Haryana Petrochemicals Ltd+* ...................      $        343        $          6
                                                                        ------------        ------------
                                                                                 343                   6
                                                                        ------------        ------------
                  TRANSPORTATION                             0.23%
  1,149,193       Great Eastern Shipping Company Ltd .............           854,692             567,208
    174,900       South East Asia Marine Engineering
                    and Construction Ltd+ ........................         1,132,009             300,326
                                                                        ------------        ------------
                                                                           1,986,701             867,534
                                                                        ------------        ------------
                  UTILITIES                                  0.01%
    487,650       Bharat Forge Utilities+ ........................           509,591              45,509
                                                                        ------------        ------------
                                                                             509,591              45,509
                                                                        ------------        ------------
                  VEHICLE COMPONENTS                         0.47%
  1,068,005       Cummins India Ltd ..............................         2,369,490           1,165,016
        125       FAG Bearings (India) Ltd .......................               334                 137
        100       Gleitlager (India) Ltd+* .......................                96                   3
    118,000       Swaraj Engines Ltd .............................         1,298,970             582,414
                                                                        ------------        ------------
                                                                           3,668,890           1,747,570
                                                                        ------------        ------------
                  VEHICLES                                   7.09%
  1,566,962       Ashok Leyland Ltd ..............................         3,818,023           2,263,354
    337,833       Bajaj Auto Ltd .................................         2,504,096           2,654,953
  1,953,655       Hero Honda Motors Ltd ..........................         6,591,915          10,157,223
        600       Hindustan Motors Ltd+ ..........................               467                  57
        100       LML Ltd+ .......................................               178                  36
    742,689       Mahindra and Mahindra Ltd ......................         6,969,556           1,374,637
  2,154,119       Punjab Tractors Ltd ............................         5,174,029           7,757,419
    939,058       Tata Engineering and Locomotive Company Ltd+ ...         1,865,500           1,943,550
     41,527       Tata Engineering and Locomotive Company Ltd
                    Warrants Expire 9/30/04+* ....................                 0                   0
                                                                        ------------        ------------
                                                                          26,923,764          26,151,229
                                                                        ------------        ------------

                  TOTAL COMMON STOCKS                                    349,295,438         368,438,994
                                                                        ------------        ------------

                                                                              19



THE INDIA FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)                            DECEMBER 31, 2001

BONDS (0.12% of holdings)

PAR VALUE                                                PERCENT OF
(000)             SECURITY                                HOLDINGS         COST                VALUE
--------------------------------------------------------------------------------------------------------
                  DIVERSIFIED INDUSTRIES                     0.05%
INR 4,096         DCM Shriram Consolidated NCD 13.00%, 11/6/02*         $    130,627        $     84,940
INR 4,096         DCM Shriram Consolidated NCD 13.00%, 11/6/03*              130,626              84,940
                                                                        ------------        ------------
                                                                             261,253             169,880
                                                                        ------------        ------------
                  VEHICLES                                   0.07%
INR 20,750        Tata Engineering and Locomotive Company Ltd
                    FCD 7.00%, 03/31/02* .........................           337,540             279,708
                                                                        ------------        ------------
                                                                             337,540             279,708
                                                                        ------------        ------------
                  TOTAL  BONDS ...................................           598,793             449,588
                                                                        ------------        ------------
                  TOTAL  INDIA ...................................       349,894,231         368,888,582
                                                                        ------------        ------------
                  TOTAL INVESTMENTS** .................... 100.00%      $349,894,231        $368,888,582
                                                                        ============        ============

See page 21 for Footnotes and Abbreviations.

20

                                                            THE INDIA FUND, INC.

SCHEDULE OF INVESTMENTS (CONCLUDED)                            DECEMBER 31, 2001

FOOTNOTES AND ABBREVIATIONS

              ADR - American Depository Receipts
              FCD - Fixed Convertible Debenture
              GDR - Global Depository Receipts
              INR - Indian Rupee
              NCD - Non Convertible Debenture

           +  Non-income producing security.
           ++ Passive Foreign Investment Company.
           * At fair value as determined under the supervision of the Board of Directors.
           ** Aggregate cost for Federal income tax purposes is $354,070,318.
              The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
                         Excess of value over tax cost            $ 120,475,816
                         Excess of tax cost over value             (105,657,552)
                                                                  -------------
                                                                  $  14,818,264
                                                                  =============

See accompanying notes to financial statements.

THE INDIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 2001


ASSETS

Investments, at value (Cost $349,894,231) ................................      $368,888,582
Receivables:
     Dividends and reclaims of excess taxes withheld .....................           810,415
     Interest (net of withholding tax of $1,162) .........................             5,913
     Securities sold .....................................................         1,769,583
Prepaid expenses .........................................................           121,107
                                                                                ------------
                  TOTAL ASSETS ...........................................       371,595,600
                                                                                ------------
LIABILITIES
Cash Overdraft (including Indian Rupees of $21,237 with a cost of $21,237)         1,026,428
Payable for securities purchased .........................................           933,147
Distribution payable .....................................................         2,150,633
Due to Investment Manager ................................................           351,211
Due to Administrator .....................................................            73,357
Accrued expenses .........................................................           569,521
                                                                                ------------
                  TOTAL LIABILITIES ......................................         5,104,297
                                                                                ------------
                  NET ASSETS .............................................      $366,491,303
                                                                                ============

                  NET ASSET VALUE PER SHARE ($366,491,303/30,723,333
                  SHARES ISSUED AND OUTSTANDING) .........................      $      11.93
                                                                                ============

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 34,007,133 shares issued
     (100,000,000 shares authorized) .....................................      $     34,007
Paid-in capital ..........................................................       460,635,809
Cost of 3,283,800 shares repurchased .....................................       (41,415,196)
Accumulated net investment loss ..........................................          (168,030)
Accumulated net realized loss on investments .............................       (71,471,048)
Net unrealized appreciation in value of investments, foreign currency holdings and on translation of other assets and liabilities
     denominated in foreign currency .....................................        18,875,761
                                                                                ------------
                  NET ASSETS .............................................      $366,491,303
                                                                                ============

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.


STATEMENT OF OPERATIONS                                                                  FOR THE YEAR ENDED
                                                                                          DECEMBER 31, 2001
INVESTMENT INCOME
Dividends ..........................................................................         $   8,877,422
Interest (net of Indian taxes withheld of $5,845) ..................................               119,417
                                                                                             -------------
                  TOTAL INVESTMENT INCOME ..........................................             8,996,839
                                                                                             -------------
EXPENSES
Management fees .......................................................   $4,348,875
Administration fees ...................................................      816,206
Custodian fees ........................................................      803,029
Legal fees ............................................................      218,227
Audit fees ............................................................      193,451
Insurance .............................................................      159,252
Transfer agent fees ...................................................       54,576
Directors' fees .......................................................       38,000
Printing ..............................................................       34,854
NYSE fees .............................................................       33,255
Miscellaneous expenses ................................................       26,220
                                                                          ----------
                  TOTAL EXPENSES ...................................................             6,725,945
                                                                                             -------------
                  NET INVESTMENT INCOME ............................................             2,270,894
                                                                                             -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS AND
TRANSLATION OF OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCY:
Net realized loss on:
     Security transactions .........................................................           (26,067,992)
     Foreign currency related transactions .........................................              (225,970)
                                                                                             -------------
                                                                                               (26,293,962)

Net change in unrealized depreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in
     foreign currency ..............................................................          (107,009,155)
                                                                                             -------------

Net realized and unrealized loss on investments, foreign currency holdings and
     translation of other assets and liabilities denominated in foreign currency ...          (133,303,117)
                                                                                             -------------

Net decrease in net assets resulting from operations ...............................         $(131,032,223)
                                                                                             =============

See accompanying notes to financial statements.

THE INDIA FUND, INC.


STATEMENTS OF CHANGES IN NET ASSETS                                     FOR THE YEAR        FOR THE YEAR
                                                                            ENDED              ENDED
                                                                      DECEMBER 31, 2001   DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss) .....................................      $   2,270,894       $  (5,075,421)

Net realized gain (loss) on investments and foreign currency
     related transactions ........................................        (26,293,962)         93,659,028

Net change in unrealized depreciation in value of investments, foreign currency holdings and translation of other assets and
     liabilities denominated in foreign currency .................       (107,009,155)       (325,968,238)
                                                                        -------------       -------------

Net decrease in net assets resulting from operations .............       (131,032,223)       (237,384,631)
                                                                        -------------       -------------

DISTRIBUTION TO SHAREHOLDERS
Net investment income ($0.07 per share) ..........................         (2,150,634)                 --
                                                                        -------------       -------------
Decrease in net assets resulting from distributions ..............         (2,150,634)                 --
                                                                        -------------       -------------

CAPITAL SHARE TRANSACTIONS
Shares repurchased under Stock Repurchase Plan
     (480,000 shares and 1,931,400 shares respectively) ..........         (5,095,214)        (26,793,808)
                                                                        -------------       -------------

Net decrease in net assets resulting from capital
     share transactions ..........................................         (5,095,214)        (26,793,808)
                                                                        -------------       -------------

Total decrease in net assets .....................................       (138,278,071)       (264,178,439)

NET ASSETS
Beginning of year ................................................        504,769,374         768,947,813
                                                                        -------------       -------------

End of year (Including undistributed net investment income
     of $57,940 at December 31, 2001) ............................      $ 366,491,303       $ 504,769,374
                                                                        =============       =============

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           FOR THE YEAR       FOR THE YEAR      FOR THE YEAR       FOR THE YEAR      FOR THE YEAR
                                              ENDED               ENDED             ENDED              ENDED            ENDED
                                        DECEMBER 31, 2001  DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 1998 DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year .....     $  16.18           $  23.21          $   8.85           $   8.11          $   7.56
                                             --------           --------          --------           --------          --------
Net investment income (loss) ...........         0.07              (0.16)            (0.10)             (0.03)            (0.03)
Net realized and unrealized gain (loss)
   on investments, foreign currency
   holdings, and translation of other
   assets and liabilities denominated
   in foreign currency .................        (4.29)             (7.27)            14.36               0.77              0.58
                                             --------           --------          --------           --------          --------
Net increase (decrease) from
   investment operations ...............        (4.22)             (7.43)            14.26               0.74              0.55
                                             --------           --------          --------           --------          --------
Less: Dividends and Distributions
   Dividends from net investment
     income ............................        (0.07)                --                --                 --                --
                                             --------           --------          --------           --------          --------
Total dividends and distributions ......        (0.07)                --                --                 --                --
                                             --------           --------          --------           --------          --------
Capital share transactions
Anti-dilutive effect of Share
   Repurchase Program ..................         0.04               0.40              0.10                 --                --
                                             --------           --------          --------           --------          --------
Total capital share transactions .......         0.04               0.40              0.10                 --                --
                                             --------           --------          --------           --------          --------
Net asset value, end of year ...........     $  11.93           $  16.18          $  23.21           $   8.85          $   8.11
                                             ========           ========          ========           ========          ========

Per share market value, end of year ....     $ 9.5000           $12.0625          $16.7500           $ 6.3125          $ 7.3750

TOTAL INVESTMENT RETURN BASED ON
   MARKET VALUE* .......................       (20.69)%           (27.99)%          165.35%            (14.41)%           (3.28)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s) ......     $366,491           $504,769          $768,948           $300,523          $275,814
Ratios of expenses to average net assets         1.70%              1.59%             1.84%              2.03%             1.98%
Ratios of net investment income (loss)
   to average net assets ...............         0.57%             (0.75)%           (0.68)%            (0.34)%           (0.37)%
Portfolio turnover .....................        16.06%             19.24%            18.65%             28.85%            42.61%

See page 26 for footnotes

THE INDIA FUND, INC.

FINANCIAL HIGHLIGHTS (CONCLUDED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 2001

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The India Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:

PORTFOLIO VALUATION. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

     (i) the last sales price prior to the time of determination, if there was a sale on the date of determination,

     (ii) at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, and

     (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable, which totaled $456,104 (0.12% of net assets) at December 31, 2001, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated

THE INDIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2001

  periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

  TAX STATUS. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

  Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during year ended December 31, 2001:


Ordinary income .......................................................                     $  2,150,634
                                                                                            ============

At December 31, 2001, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Currently Distributable Ordinary Income ...............    $          0
Plus/Less: Cumulative Timing Differences ..............        (120,505)
                                                           ------------
Accumulated net investment loss .......................................                     $   (120,505)
                                                                                            ------------
Tax basis capital loss carryover ......................    $(65,735,515)
Plus/Less: Cumulative Timing Differences ..............      (1,606,972)
                                                           ------------
Accumulated capital loss ...............................................                     (67,342,487)
                                                                                            ------------

Book unrealized foreign exchange loss ..................................                        (118,589)
                                                                                            ------------

Book unrealized appreciation ..........................    $ 18,994,351
Plus/Less: Cumulative Timing Differences ..............      (4,176,087)
                                                           ------------
Unrealized appreciation ................................................                      14,818,264
                                                                                            ------------
Net assets (excluding paid in capital) .................................                    $(52,763,317)
                                                                                            ============

The differences between book and tax basis unrealized appreciation is primarily attributable to wash sales, Passive Foreign Investment Companies mark-to-market, and a dividend overdistribution. The cumulative timing difference for ordinary income and capital loss carryover are due to Post October Losses.

Net Asset Value ......................................................................     $ 366,491,303
Paid in Capital ......................................................................      (419,254,620)
                                                                                          -------------
Net assets (excluding paid in capital) ...............................................     $ (52,763,317)
                                                                                           =============

                                                            THE INDIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2001

At December 31, 2001, the Fund had a capital loss carryover of $65,735,515 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $9,970,780 will expire in 2005, $34,828,858 will expire in 2006 and $20,935,877 will expire in 2009.

The Fund's foreign exchange losses and realized capital losses incurred after October 31, 2001, but before December 31, 2001, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such foreign exchange losses of approximately $118,141 and realized capital losses of $1,606,972.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

     (ii) purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for Federal income tax reporting purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute annually to shareholders, substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

THE INDIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2001

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

During the period ended December 31, 2001, the Fund reclassified $225,970 from accumulated net realized loss on investments to accumulated net investment loss as a result of permanent book and tax differences relating primarily to realized foreign currency losses. Net investment income and net assets were not affected by the reclassifications.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Advantage Advisers, Inc. ("Advantage"), a subsidiary of CIBC World Markets Corp. ("CIBC WM"), serves as the Fund's Investment Manager (the "Investment Manager") under the terms of a management agreement (the "Management Agreement"). Infrastructure Leasing & Financial Services Limited ("ILFS") served until July 31, 2001 as the Fund's Country Adviser (the "Country Adviser") under the terms of an advisory agreement (the "Country Advisory Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, the Country Adviser furnished advice and made recommendations to the Investment Manager regarding the purchase, sale or holding of particular Indian securities, provided research and statistical data to the Fund and assisted in the implementation and execution of investment decisions. For its services, the Investment Manager receives monthly fees at an annual rate of 1.10% of the Fund's average weekly net assets and the Country Adviser received from the Investment Manager monthly fees at an annual rate of 0.20% of the Fund's average weekly net assets. For the year ended December 31, 2001, fees earned by the Investment Manager amounted to $4,348,875.

Because affiliations between ILFS and the Indian Government have precluded the Fund from making certain investments, the Board of Directors at its February 2001 meeting authorized the Fund to terminate its agreement with ILFS. The Board of Directors also approved a new subadvisory agreement between Advantage and Advantage India, Inc., a subsidiary of CIBC WM ("Advantage India"),

                                                            THE INDIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2001

which was submitted and approved by stockholders at the annual meeting held on April 20, 2001. As of August 1, 2001 Advantage India serves as the Fund's country adviser. For its services, Advantage India receives from the Investment Manager a fee to be agreed upon by the Investment Manager and Advantage India from time to time.

CIBC WM, an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, serves as the Fund's Administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the year ended December 31, 2001, these fees amounted to $790,704. The Administrator subcontracts certain of these services to PFPC, Inc. In addition, Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the year ended December 31, 2001, fees and expenses of the Mauritius Administrator amounted to $25,502. At December 31, 2001, CIBC WM owned 7,133 shares of the Fund's common stock.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Country Adviser or the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities, other than short-term obligations, aggregated $65,400,862 and $63,680,830 respectively, for the year ended December 31, 2001.

NOTE D: FOREIGN INCOME TAX

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but was subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997. Effective June 1, 1997, dividend income from domestic companies is exempt from Indian income tax. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%.

THE INDIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2001

The Fund will, in any year that it has taxable income for Mauritius tax purposes, elect to pay tax on its net income for Mauritius tax purposes at any rate between 0% and 35%.

In March 2000, the Indian tax authorities issued an assessment order ("March 2000 Assessment Order") with respect to the Fund's Indian income tax return filed for the fiscal year ended March 31, 1997 which denied the benefits of the tax treaty between India and Mauritius. In the March 2000 Assessment Order, the Indian tax authorities held that the Fund is not a resident of Mauritius and assessed tax on the dividend income for the year ended March 31, 1997 at the rate of 20%, instead of the 15% rate claimed by the Fund under the tax treaty between India and Mauritius. Similar assessment orders were issued to several other mutual fund companies relying on the tax treaty between India and Mauritius. On April 13, 2000, the Central Board of Direct Taxes ("CBDT") of the Ministry of Finance in India issued a circular ("Circular 789") "clarifying" its position on Indian taxation under the India-Mauritius tax treaty that, wherever a certificate of residence is issued by the Mauritian authorities, such certificate will constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the tax treaty between India and Mauritius. The Fund, relying on Circular 789 and in absence of a rectification order from the assessing officer, filed an appeal against the March 2000 Assessment Order with the Indian income tax authorities. A hearing on the appeal was adjourned until August 2001. Additionally, a public interest group in India initiated litigation in the courts challenging Circular 789 which is currently unresolved. No provision for additional income taxes of 5% that may be payable with respect to dividends declared, paid or distributed prior to June 1, 1997 earned by the Fund and on net realized gains and unrealized appreciation to date is considered necessary in view of Circular 789. To the extent that it is later determined that the Fund would be unable to obtain the benefits of the treaty, the Fund would be subject to tax on capital gains in India on the sale of securities, which is at the rates of 10% on long-term and 30% on short-term capital gains, and could be subject to the applicable tax on dividends declared, distributed or paid prior to June 1, 1997, which was at the rate of 20%. While management currently feels that the likelihood is remote, to the extent that the benefits of the longstanding treaty between India and Mauritius were rescinded and were not available to the Fund, the cumulative amount of related taxes could have a material impact on the financial statements.

In addition, the Fund had refiled (without any changes) its Indian income tax return for the year ended March 31, 1997 in response to a notice issued by the Indian tax authorities in connection with the March 2000 Assessment Order. The Indian tax authorities have requested various information in connection with their detailed review of the Indian income tax return for the year ended March 31, 1997 for which the assessment has to be completed by March 31, 2002 by the Indian tax authorities.

                                                            THE INDIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)                      DECEMBER 31, 2001

The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws or in the tax treaty between India and Mauritius.

NOTE E: CAPITAL STOCK

During the year ended December 31, 2001, the Fund purchased 480,000 shares of capital stock on the open market at a total cost of $5,095,214. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 19.11%. These shares were purchased pursuant to the Fund's Stock Repurchase Plan previously approved by the Fund's Board of Directors authorizing the Fund to purchase up to 3,000,000 shares of its capital stock on the open market. In addition, in February 2001, the Fund's Board of Directors authorized the Fund to purchase an additional 1,000,000 shares of its capital stock, bringing to 4,000,000 the aggregate number of shares authorized for repurchase.

During the year ended December 31, 2000, the Fund purchased 1,931,400 shares of capital stock at a total cost of $26,793,808 and at a weighted average discount of 32.02%.

Subsequent to December 31, 2001, the Fund made additional purchases aggregating 25,000 shares of capital stock in the open market at a total cost of $251,525. The weighted average discount of these purchases was 18.46%.

On February 1, 2002, the Fund announced a tender offer to be conducted during the third quarter of 2002 for 10% of the Fund's outstanding shares.

NOTE F: CONCENTRATION OF RISKS

At December 31, 2001, substantially all of the Fund's net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities. At December 31, 2001, the Fund has a concentration of its investment in computer and technology-related industries. The values of such investments may be affected by changes in such industry sectors.

THE INDIA FUND, INC.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE INDIA FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 19, 2002

                                                            THE INDIA FUND, INC.

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of The India Fund, Inc. (the "Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER
                                                                                           PORTFOLIOS
                                                                                            IN FUND
                                                                                            COMPLEX
                                                   TERM OF                                OVERSEEN BY         OTHER
                                 POSITION        OFFICE AND                                 DIRECTOR       TRUSTEESHIPS/
                                   WITH          LENGTH OF        PRINCIPAL OCCUPATION(S)  (INCLUDING    DIRECTORSHIPS
  NAME, ADDRESS AND AGE            FUND         TIME SERVED(1)      DURING PAST 5 YEARS     THE FUND)    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                     DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
  Leslie H. Gelb              Director and       Since 1994      President, The Council         2        Britannica.com; Director
                              Member of                          on Foreign Relations                    of 10 registered
  The Council on Foreign      the Audit and                      (1993-Present);                         investment companies
  Relations                   Nominating                         Columnist (1991-                        advised by Salomon
  58 East 68th Street         Committees,                        1993), Deputy                           Brothers Asset
  New York, NY 10021          Class I                            Editorial Page Editor                   Management ("SBAM").
                                                                 (1986-1990) and
  Age: 64                                                        Editor, Op-Ed Page
                                                                 (1988-1990), THE NEW
                                                                 YORK TIMES.
------------------------------------------------------------------------------------------------------------------------------------
  Luis Rubio                  Director and       Since 1999      President, Centro de           2        Director of 4 registered
                              Member of                          Investigacion para el                   investment companies
  Jaime Balmes No. 11, D-2    the Audit and                      Desarrollo, A.C.                        advised by CIBC
  Los Morales Polanco         Nominating                         (Center of Research for                 Oppenheimer Advisers,
  Mexico, D.F. 11510          Committees,                        Development) (1981-                     L.L.C. ("CIBC
                              Class I                            Present); frequent                      Oppenheimer Advisers").
  Age: 46                                                        contributor of op-ed
                                                                 pieces to THE LOS
                                                                 ANGELES TIMES and THE
                                                                 WALL STREET JOURNAL.
------------------------------------------------------------------------------------------------------------------------------------
  Gabriel Seeyave             Director,          Since 1994      Tax Advisor; formerly          1        Director, The United
                              Class I                            Partner, De Chazal De                   Basalt Products Limited.
  De Chazal De Mee                                               Mee & Co. (chartered
  Building 10,                                                   accountants). Director,
  Frere Felix de Valois Street                                   The United Basalt
  Port Louis, Mauritius                                          Products Limited.

  Age: 70
------------------------------------------------------------------------------------------------------------------------------------
  Charles F. Barber           Director,          Since 1993      Consultant; formerly           2        Director of 4 registered
                              Chairman of                        Chairman of the                         investment companies
  66 Glenwood Drive           Audit                              Board, ASARCO                           advised by CIBC
  Greenwich, CT 06830         Committee                          Incorporated.                           Oppenheimer Advisers;
                              and Member,                                                                Director of 3 registered
  Age: 84                     Audit                                                                      investment companies
                              Committee,                                                                 advised by SBAM.
                              Class II
------------------------------------------------------------------------------------------------------------------------------------

                                                                              35


THE INDIA FUND, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER
                                                                                           PORTFOLIOS
                                                                                            IN FUND
                                                                                            COMPLEX
                                                   TERM OF                                OVERSEEN BY         OTHER
                                 POSITION        OFFICE AND                                 DIRECTOR       TRUSTEESHIPS/
                                   WITH          LENGTH OF        PRINCIPAL OCCUPATION(S)  (INCLUDING    DIRECTORSHIPS
  NAME, ADDRESS AND AGE            FUND         TIME SERVED(1)      DURING PAST 5 YEARS      THE FUND)    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                     DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
  Jeswald W. Salacuse         Director,          Since 1993      Henry J. Braker                2        Director of 10 registered
                              Member of                          Professor of                            investment companies
  Tufts University,           Audit                              Commercial Law, The                     advised by SBAM;
  The Fletcher School of      Committee                          Fletcher School of Law                  Director, Municipal
  Law & Diplomacy             and Chairman                       & Diplomacy (1990-                      Advantage Fund.
  Packard Avenue              of Nominating                      Present); Dean, The
  Medford, MA 02155           Committee,                         Fletcher School of Law
                              Class II                           & Diplomacy, Tufts
  Age: 64                                                        University (1986-
                                                                 1994).
------------------------------------------------------------------------------------------------------------------------------------
  Sir Rene Maingard, C.B.E.   Director,          Since 1994      Retired.                       1        Director, Rogers & Co.,
                              Class III                                                                  Ltd. (shipping, banking).
  De Chazal De Mee
  Building 10
  Frere Felix de Valois Street
  Port Louis, Mauritius

  Age: 86
------------------------------------------------------------------------------------------------------------------------------------
                                                          INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
  Howard M. Singer            Director and       Since 2000      Managing Director,             2        Director of 8 registered
                              Chairman of                        CIBC World Markets                      investment companies
  622 Third Avenue 8th Floor  the Board of                       Corp., CIBC                             advised by CIBC
  New York, NY 10017          Directors,                         Oppenheimer Advisers                    Oppenheimer Advisers.
                              Class II                           and Advantage
  Age: 38                                                        Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Bryan McKigney              Director,          Since 2000      Managing Director              1        None
                              President and                      (2000-Present) and
  622 Third Avenue 8th Floor  Secretary of                       Executive Director
  New York, NY 10017          the Fund,                          (1993-2000), CIBC
                              Class III                          World Markets Corp.,
  Age: 43                                                        Managing Director,
                                                                 CIBC Oppenheimer
                                                                 Advisers and
                                                                 Advantage Advisers,
                                                                 Inc., President and
                                                                 Secretary, The Asia
                                                                 Tigers Fund, Inc.,
                                                                 Vice President and
                                                                 Division Executive,
                                                                 Head of Derivative
                                                                 Operations
                                                                 (1986-1993) and
                                                                 Assistant Vice
                                                                 President,
                                                                 Securities and
                                                                 Commodity Operations
                                                                 (1981-1985), Chase
                                                                 Manhattan Bank.
------------------------------------------------------------------------------------------------------------------------------------

36


                                                            THE INDIA FUND, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER
                                                                                           PORTFOLIOS
                                                                                            IN FUND
                                                                                            COMPLEX
                                                   TERM OF                                OVERSEEN BY         OTHER
                                 POSITION        OFFICE AND                                 DIRECTOR       TRUSTEESHIPS/
                                   WITH          LENGTH OF        PRINCIPAL OCCUPATION(S)  (INCLUDING    DIRECTORSHIPS
  NAME, ADDRESS AND AGE            FUND         TIME SERVED(1)      DURING PAST 5 YEARS      THE FUND)    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                           OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
  Alan E. Kaye                Treasurer          Since 1999      Executive Director             N/A       N/A
  622 Third Avenue 8th Floor                                     (1976-Present), CIBC
  New York, NY 10017                                             World Markets Corp.

  Age: 50
------------------------------------------------------------------------------------------------------------------------------------

1 The Fund's Board of Directors is divided into three classes: Class I, Class
  II, and Class III. The terms of office of the Class I, Class II, and Class III Directors expire at the Annual Meeting of Stockholders in the year 2002, year 2003, and year 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

THE INDIA FUND, INC.

DIVIDENDS AND DISTRIBUTIONS

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by the dividend paying agent. In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. if, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

                                                            THE INDIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Because of the forgoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and shareholders will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable.

THE INDIA FUND, INC.

DIVIDENDS AND DISTRIBUTIONS (CONCLUDED)

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                                        ADVANTAGE ADVISERS, INC.
                                                            THE INDIA FUND, INC.
                         (A WHOLLY OWNED SUBSIDIARY OF CIBC WORLD MARKETS CORP.)
--------------------------------------------------------------------------------

CIBC OPPENHEIMER PRIVACY POLICY

YOUR PRIVACY IS PROTECTED

At CIBC Oppenheimer, the Private Client Division of CIBC World Markets Corp., an important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

CIBC Oppenheimer does not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies within the CIBC family which provide financial, credit, insurance, trust, legal, accounting and administrative services to CIBC Oppenheimer or its clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

                                                        ADVANTAGE ADVISERS, INC.
                                                            THE INDIA FUND, INC.
                         (A WHOLLY OWNED SUBSIDIARY OF CIBC WORLD MARKETS CORP.)
--------------------------------------------------------------------------------

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

CIBC Oppenheimer is committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent. If you have any questions regarding this matter we suggest that you speak with your Account Executive.

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                                                                              43

THE INDIA FUND, INC.

INVESTMENT MANAGER:
Advantage Advisers, Inc., a
subsidiary of CIBC World
Markets Corp.

ADMINISTRATOR:
CIBC World Markets Corp.

SUB-ADMINISTRATOR:
PFPC, Inc.

TRANSFER AGENT:
PFPC, Inc.

CUSTODIAN:
Deutsche Bank AG